UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Core Equity Alpha Fund (JCE)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Important Notice to Fund Shareholders

April 10, 2017

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on two important matters affecting your Fund:

(1)	Approval of Fund Board Nominees. Each year, shareholders of your Fund must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The list of specific nominees for your Fund is contained in the enclosed proxy statement.

(2)	Approval of a New Sub-Advisory Agreement. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) has retained INTECH Management LLC (“INTECH”) to serve as sub-adviser and manage a portion of the assets of your Fund. Janus Capital Group Inc., the parent company of INTECH, publicly announced a merger with Henderson Group plc (the “Transaction”). The Transaction is expected to close in the second quarter of 2017. The Transaction may be deemed to cause an “assignment” of the current sub-advisory agreement with INTECH, which would result in the termination of the sub-advisory agreement. You are being asked to consider approval of a new sub-advisory agreement with INTECH in order to provide continuity of sub-advisory services for your Fund following the closing of the Transaction.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.	Your Fund investment will not change as a result of INTECH’s change of ownership. You will still own the same Fund shares before and after the Transaction. Nuveen Fund Advisors and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and do not anticipate any changes to your Fund’s operations as a result of the Transaction.

Q.	Will there be any important differences between my Fund’s new investment sub-advisory agreement and the current agreement?

A.	No. The terms of the new and current agreements are substantially similar. There will be no change in the contractual management fees your Fund pays or the sub-advisory fee paid to INTECH.

Q.	What will happen if shareholders of my Fund do not approve the new investment sub-advisory agreement before consummation of the Transaction?

A.	INTECH will continue to manage your Fund under an interim sub-advisory agreement, but must place compensation for its services during this interim period in escrow, pending shareholder approval of the new investment sub-advisory agreement. If shareholders of the Fund do not approve the new sub-advisory agreement prior to the end of the interim period, the Board will take such action as it deems to be in the best interests of the Fund, and INTECH will be paid the lesser of its costs incurred in performing its services under the interim sub-advisory agreement or the total amount in the escrow account, plus interest earned. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at 1-800-254-6192 with your proxy materials.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

2

Notice of Annual Meeting of Shareholders to be held on May 26, 2017	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

April 10, 2017

Nuveen Core Equity Alpha Fund (JCE)

To the Shareholders of the Above Fund:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Core Equity Alpha Fund, a Massachusetts business trust, will be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on May 26, 2017, at 11:00 a.m., Central time (an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth, four (4) Class II Board Members, to the Board of Trustees.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and INTECH Investment Management LLC.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on April 4, 2017 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

April 10, 2017

This Proxy Statement is first being mailed to shareholders on or about April 13, 2017.

Nuveen Core Equity Alpha Fund (JCE)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of Nuveen Core Equity Alpha Fund (“Core Equity” or the “Fund”), a Massachusetts business trust, of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on May 26, 2017 at 11:00 a.m., Central time (the “Annual Meeting”), and at any and all adjournments or postponements thereof.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on a properly executed proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the election of the nominees, Board Members Adams, Kundert, Nelson and Toth, as listed in this Proxy Statement, and

•	FOR the approval of the new sub-advisory agreement.

Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Shareholders are being solicited with respect to the election of four (4) Class II Board Members and the approval of a new sub-advisory agreement between Nuveen Fund Advisors, LLC (the “Adviser”) and INTECH Investment Management LLC (“INTECH” or the “Sub-Adviser”).

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealers who are not members of the New York Stock Exchange (“NYSE”) may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposals to be voted on by the shareholders of the Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Shares Outstanding

Those persons who were shareholders of record at the close of business on April 4, 2017 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of April 4, 2017, the shares of the Fund were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares
Core Equity	JCE	16,021,686

(1)	The common shares of the Fund are listed on the NYSE.

PROPOSAL 1: ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by shareholders. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Hunter, Moschner, Schneider, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Cook, Evans, Moschner and Schneider have been designated as Class III Board Members for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Class I Board Members: Board Members Hunter, Stockdale, Stone and Wolff were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016.

Class II Board Members: Board Members Adams, Kundert, Nelson and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on August 5, 2014.

Class III Board Members: Board Members Evans and Schneider were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on March 26, 2015.

Board Member Appointments/Initial Elections: On June 22, 2016, Board Members Cook and Moschner were appointed as Board Members and designated as Class III Board Members for the Fund, effective July 1, 2016.

Other than Board Members Adams and Cook, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen Investments”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below designated as a Class II Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Fund

William J. Schneider(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	181	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	181	Director (since 2009) of Wellmark, Inc; Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	181	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	181	None

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	181	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).
Nominees/Board Members who are “interested persons” of the Fund

William Adams IV(4) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	181	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Margo L. Cook(4) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	181	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person” as defined in the 1940 Act by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

Board Member Investments in the Fund

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in the Fund and all Nuveen funds overseen by the Board Member as of December 31, 2016 is set forth in Appendix A. The number of shares of the Fund beneficially owned by each Board Member and by the Board Members and officers of the Fund as a group as of December 31, 2016 is also set forth in Appendix A. On April 4, 2017, Board Members and executive officers as a group beneficially owned approximately 1.5 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan (as defined below) for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of April 4, 2017, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of April 4, 2017, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Compensation

Prior to January 1, 2017, each Independent Board Member received a $170,000 annual retainer plus: (a) a fee of $5,550 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee received $12,500 each as additional annual retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2017, Independent Board Members receive a $177,500 annual retainer plus (a) a fee of $5,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

The Fund does not have retirement or pension plans. Certain Nuveen funds, including the Fund (the “Participating Funds”), participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund and the Board Members of the Fund who are not Independent Board Members serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Fund(1)
Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
Core Equity	$671	$628	$673	$127	$676	$765	$609	$672	$657	$377
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$349,767	$205,819
(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff(3)
Core Equity	$69	$—	$673	$—	$—	$765	$88	$341	$75	$135

(2)	Mr. Moschner was appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen funds effective July 1, 2016.
(3)	Ms. Wolff was appointed to the Board of Trustees/Directors of the Nuveen funds effective February 15, 2016.

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended December 31, 2016, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Dividend Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolio. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. During the fiscal year ended December 31, 2016, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended December 31, 2016, the Nominating and Governance Committee met six times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended December 31, 2016, the Closed-End Funds Committee met four times.

Board Member Attendance. During the Fund’s last fiscal year, the Board of the Fund held six regular quarterly meetings and nine special meetings. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Ms. Cook, appointed to serve as an interested Board Member of the Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-President, Global Products and Solutions, of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of The Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The

Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Board Member Terms. Shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen.	182

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since February 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	182

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since February 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since February 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	76

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017); and Secretary (since 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	182
(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of March 31, 2017.
(3)	Each officer also serves as an officer of the Diversified Real Asset Income Fund, a closed-end management investment company advised by the Adviser, but not overseen by the Board.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm the firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Core Equity	$31,460	$32,334	$687	$—	$—	$—	$2,170	$3,958	$—	$—	$—	$—	$—	$—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Core Equity	$2,170	$3,958	$—	$—	$—	$—	$2,170	$3,958

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Appointment of the Independent Registered Public Accounting Firm

The Board of the Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen Investments, the Adviser or any other investment company sponsored by Nuveen Investments.

Shareholder Approval

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each nominee of the Fund. All nominees receiving a plurality of the votes cast will be elected Trustees of the Fund. Under a plurality vote, the candidates who receive the most votes will be elected even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all of the nominees are expected to be elected as Trustees, as all nominees who receive votes in favor will be elected while votes not cast or votes to withhold will have no effect on the election outcome.

The Fund has not issued preferred shares in the past; however, the Fund may issue preferred shares in the future to increase the Fund’s leverage. In that event, holders of such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining Board Members would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under the Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

INTECH, a sub-adviser to the Fund, is a direct wholly-owned subsidiary of Janus Capital Management LLC and an indirect wholly-owned subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses. On October 3, 2016, Janus and Henderson Group plc (“Henderson”), a global asset management business founded in 1934, announced that they had entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc. The Transaction is expected to close sometime during the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The current sub-advisory agreement (the “Original Sub-Advisory Agreement”) between the Adviser and INTECH, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. The closing of the Transaction may be deemed to cause an “assignment,” which would result in the automatic termination of the Original Sub-Advisory Agreement. On February 23, 2017, the Board of the Fund approved a new sub-advisory agreement with INTECH in accordance with the 1940 Act and approved the submission of the new sub-advisory agreement for shareholder approval at the Fund’s next annual meeting.

The date of the Original Sub-Advisory Agreement is October 1, 2014. The Original Sub-Advisory Agreement was last approved by shareholders on August 5, 2014 and last approved for continuance by the Board on May 24-26, 2016.

In anticipation of the Transaction, the Fund’s Board met February 23, 2017 for purposes of, among other things, considering whether it would be in the best interests of the Fund to approve a new sub-advisory agreement between the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix E.

The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. On February 23, 2017, and for the reasons discussed below (see “Board Considerations”), the Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

In the event shareholders of the Fund do not approve the New Sub-Advisory Agreement at the Annual Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the Sub-Adviser (the “Interim Sub-Advisory Agreement”) will take effect upon the closing of the Transaction. In the event the Transaction is not completed, the Original Sub-Advisory Agreement will remain in effect.

At the February 23, 2017 meeting, the Board, including the Independent Board Members, also unanimously approved the Interim Sub-Advisory Agreement in order to assure continuity of sub-advisory services to the Fund after the Transaction. The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term and escrow provisions described below.

The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account.

If shareholders of the Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of the Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement. There is no change in the fee rate payable by the Adviser to the Sub-Adviser. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will have an initial term through August 1, 2018 and will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Advisory Services. The advisory services to be provided by the Sub-Adviser to the Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by the Sub-Adviser to the Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreement.

Brokerage. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and direct the Sub-Adviser to use commercially reasonable efforts to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement is identical to the rate of the fees paid under the Original Sub-Advisory Agreement. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement is set forth in the following table:

Sub-Advisory Fee Rate(1)		Managed Assets as of 12/31/2016
Daily Net Assets	Sub-Adviser’s Annual Fee Rate	$225,916,175.46
Up to $100 million	0.400%
$100 million to $250 million	0.325%
$250 million to $500 million	0.275%
$500 million to $1 billion	0.250%
$1 billion and over	0.200%

(1)	Fee calculated as a percentage of the Fund’s assets (including net assets attributable to Fund Preferred Shares and the principal amount of any borrowings, if any) allocated to the Sub-Adviser.

During the Fund’s last fiscal year, the Adviser paid the Sub-Adviser $824,952.50.

Payment of Expenses. Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the sub-adviser will bear all of its expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on August 1, 2018 and may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the Sub-Adviser on no less than sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by no less than 60 days’ written notice.

Information About the Sub-Adviser

INTECH serves as an investment sub-adviser to the Fund. INTECH is organized as a Delaware limited liability company and is an independently managed direct wholly-owned subsidiary of Janus Capital Management LLC and an indirect subsidiary of Janus. INTECH is a global asset manager with one of the industry’s longest continuous performance records of mathematical equity investment strategies for institutional investors and $46.7 billion in assets under management as of December 31, 2016. INTECH’s global headquarters is located in West Palm Beach, Florida, with its research headquarters in Princeton, New Jersey, and an international headquarters in London. The business address of INTECH is 525 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401. The business address of Janus Capital Management LLC and Janus is 151 Detroit Street, Denver, Colorado 80206.

Additional Information. Appendix C includes the advisory fee rates and net assets of any other registered investment company advised by the Sub-Adviser having a similar investment objective to the Fund.

Certain information regarding the executive officers and directors of the Sub-Adviser is set forth in Appendix D.

Affiliated Brokerage and Other Fees

The Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser or the Sub-Adviser.

During the Fund’s last fiscal year, the Fund did not make any material payments to the Sub-Adviser or any affiliated person of the Sub-Adviser for services provided to the Fund (other than pursuant to the Original Sub-Advisory Agreement).

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of the Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

I. The Approval Process

At a meeting held on February 23, 2017 (the “February Meeting”), the Board of Trustees of the Fund, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement and recommended that shareholders approve such agreement.

The Board is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including the Independent Board Members, approved the continuance of the Original Sub-Advisory Agreement. Following the May Meeting, the Board was apprised of the planned Transaction and that if the Transaction was consummated, it may be deemed to cause an “assignment,” resulting in the automatic termination of the Original Sub-Advisory Agreement in accordance with its terms and the requirements of the 1940 Act. In light of the proposed Transaction, the Board was asked to consider the New Sub-Advisory Agreement at its February Meeting. To ensure the continuity of investment sub-advisory services to the Fund in the event shareholders have not approved the New Sub-Advisory Agreement prior to the closing of the Transaction, the Board also approved the Interim Sub-Advisory Agreement which, if necessary, will take effect upon the closing of the Transaction. See below for the Board’s considerations of the Interim Sub-Advisory Agreement.

The Board recognized that in connection with its annual review at the May Meeting, the Board had received materials addressing a variety of topics including, among other things, the services provided by INTECH and the investment team responsible for such services; the performance of the Fund and, specifically, of the portion of the Fund that is managed by INTECH (the “INTECH Sleeve”); the Fund’s advisory and sub-advisory fees, including information regarding the fees rates that INTECH charges to other clients; the profitability of INTECH for its advisory activities with the Fund; the potential for economies of scale, if any; and any indirect benefits to INTECH from its relationship with the Fund. Because the Board determined that the differences between the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement were immaterial, the Board determined that much of its prior analysis of the Original Sub-Advisory Agreement was equally applicable to its analysis of the New Sub-Advisory Agreement. Prior to the February Meeting, the Board received, among other things: (i) updated information regarding the performance of the Fund and the INTECH Sleeve; (ii) updated information regarding the fee rates that INTECH charges to other clients and its profitability for its advisory activities with the Fund; and (iii) information regarding the Transaction, including, among other things, a discussion of its anticipated impact, if any, on the services INTECH provides to the Fund, the key personnel providing such services and the sub-advisory fees paid to INTECH.

In connection with their review of the New Sub-Advisory Agreement, the Independent Board Members were assisted by independent legal counsel. During the February Meeting, the Independent Board Members met separately with independent legal counsel without management present and previously had received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing advisory agreements. The Independent Board Members’ review of the New Sub-Advisory Agreement reflected, in addition to the information specifically furnished regarding such agreement, an ongoing process that incorporated their accumulated knowledge and experience gained from overseeing the Fund and from the information provided by management throughout the year including, as noted, the information provided at the annual review of the Original Sub-Advisory Agreement at the May Meeting. It is with this background that the Independent Board Members considered the New Sub-Advisory Agreement. In deciding to approve the New Sub-Advisory Agreement, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. Each Board Member may have accorded different weight to various factors in reaching his or her conclusions about the New Sub-Advisory Agreement. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the New Sub-Advisory Agreement and its conclusions.

A. Nature, Extent and Quality of Services. In reviewing the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the New Sub-Advisory Agreement. The Independent Board Members recognized that INTECH primarily provides portfolio advisory services and noted that the quality of services that INTECH provides to the Fund was not expected to be materially impacted by the Transaction and that INTECH was expected to retain the same investment processes, compliance program, key personnel and support systems. Further, no changes were expected to be made as a result of the Transaction to the Fund’s portfolio management team or to the method used to determine compensation for the portfolio managers on such team. At the May Meeting, the Independent Board Members found that, overall, the nature, extent and quality of services provided under the Original Sub-Advisory Agreement were satisfactory and noted that the Adviser had recommended the renewal of the Original Sub-Advisory Agreement. Based on its review, along with its considerations at the annual review and the Adviser’s recommendation that the New Sub-Advisory Agreement be approved, the Board concluded that the Transaction was not expected to adversely affect the nature, extent and quality of services provided and that the services to be continued under the New Sub-Advisory Agreement were expected to be satisfactory.

B. Investment Performance. In their review of the New Sub-Advisory Agreement, the Independent Board Members considered the performance history of the Fund and the INTECH Sleeve over various time periods. In reviewing performance, the Board recognized, among other things, that performance data reflects a snapshot in time as of a particular period and that a different performance period could generate significantly different results. During their review of the Original Sub-Advisory Agreement at the May Meeting, the Independent Board Members reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds and to a recognized benchmark for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. Additionally, at the May Meeting, the Independent Board Members had reviewed, among other things, the returns of the INTECH Sleeve relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. Based on its review at the May Meeting, the Board had determined that the Fund’s performance had been satisfactory. In connection with its review of the New Sub-Advisory Agreement at the February Meeting, the Board considered updated Fund performance information which reflected, among other things, the Fund’s historic performance over the one-, three- and five-year periods as of December 31, 2016. In this regard, the Board noted that the Fund had ranked in the third quartile for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period. Specifically with respect to the INTECH Sleeve, the Independent Board Members noted that such sleeve underperformed its benchmark for the one- and three-year periods ending December 31, 2016, although it nearly matched its benchmark for the five-year period ending December 31, 2016. The Board noted that detractors from the INTECH Sleeve’s performance for 2016 included, among other things, an underweight to pro-cyclical sectors, including financials, and an overweight to defensive sectors, although exposure to smaller capitalization stocks was a contributor to performance in 2016 which partially offset the detractors. Further, the Board recognized that the INTECH Sleeve had outperformed its benchmark on an annualized rolling three-year performance basis 95% of the time (gross of fees) since inception and also outperformed its benchmark for three of the past five calendar years. The Independent Board Members noted that the Fund’s portfolio management team was not expected to change as a result of the Transaction. In light of the foregoing, along with the prior findings regarding performance at the annual review, the Board determined that the Fund’s performance (including the INTECH Sleeve) continued to be satisfactory and supported approval of the New Sub-Advisory Agreement.

C. Sub-Advisory Fees and Profitability. The Board considered the sub-advisory fee rate to be paid by the Adviser under the New Sub-Advisory Agreement, noting that the fee rate would be the same as the fee rate paid by the Adviser under the Original Sub-Advisory Agreement. At the May Meeting, the Independent Board Members had considered the fee rates that INTECH charges to other clients (“Other Client Information”) and noted that the fee rate paid to INTECH for its sub-advisory services was reasonable in relation to the fee rates charged to other clients. The Independent Board Members had also noted that as INTECH was not affiliated with the Adviser, the fees paid to INTECH were the result of arm’s-length negotiations. At the February Meeting, the Independent Board Members were provided with updated Other Client Information. The Board concluded that the sub-advisory fee rate continued to be reasonable in light of the nature, extent and quality of services expected to be provided by INTECH under the New Sub-Advisory Agreement.

With respect to profitability, at the May Meeting, the Independent Board Members considered INTECH’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the Fund (“Margin Information”) for the 2014 and 2015 calendar years and concluded that INTECH’s level of profitability was reasonable in light of the services provided. At the February Meeting, the Independent Board Members were provided with Margin

Information reflecting the 2016 calendar year and concluded that INTECH’s profitability from its relationship with the Fund continued to be reasonable in light of the services provided.

D. Economies of Scale. The Independent Board Members acknowledged that INTECH had not identified any anticipated economies of scale from the Transaction that were expected to have a material impact on the Fund. The Independent Board Members recognized, however, that INTECH’s sub-advisory fee (which, as stated above, is paid by the Adviser) is based on a schedule that includes breakpoints.

E. Indirect Benefits. The Independent Board Members considered any indirect benefits INTECH may receive as a result of its relationship with the Fund. In this regard, the Board recognized that INTECH has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

F. Conclusion. Based on all of the information considered and the conclusions reached, the Board, including the Independent Board Members, determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the approval of the agreement is in the best interests of the Fund.

II. Approval of Interim Sub-Advisory Agreement

At the February Meeting, the Board, including the Independent Board Members, unanimously approved the Interim Sub-Advisory Agreement. If necessary to ensure continuity of advisory services, the Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the corresponding Original Sub-Advisory Agreement, except for certain provisions pertaining to the term of the Interim Sub-Advisory Agreement and provisions requiring that compensation be held in an escrow account pursuant to Rule 15a-4 under the 1940 Act. In light of the foregoing, the Board, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. The sub-advisory fee rate under the Interim Sub-Advisory Agreement is the same as the sub-advisory fee rate under the Original Sub-Advisory Agreement. The analysis set forth for approval of the New Sub-Advisory Agreement was equally applicable to the review of the Interim Sub-Advisory Agreement. The Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Principal Shareholders

As of April 4, 2017, no shareholder beneficially owned 5% or more of any class of shares of the Fund, except as provided in Appendix B.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities, except as provided in Appendix B.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Fund to be held in 2018, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than December 14, 2017. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund not later than February 27, 2018 or prior to February 12, 2018. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note that you own the Fund. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Fund up to the amount of expenses incurred by the Fund in connection with its previous annual meeting of shareholders, with all costs in excess of such amount being paid by INTECH. Solic-

itation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500 plus reasonable expenses.

Fiscal Year

The last fiscal year end for the Fund was December 31, 2016.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the applicable period. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 26, 2017:

The Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of the meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

April 10, 2017

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in the Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2016. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

	Dollar Range of Equity Securities
Board Member/Nominees	Core Equity	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not “interested persons” of the Fund
Jack B. Evans	$0	over $100,000
William C. Hunter	0	over $100,000
David J. Kundert	0	over $100,000
Albin F. Moschner(2)	0	0
John K. Nelson	0	over $100,000
William J. Schneider	0	over $100,000
Judith M. Stockdale	0	over $100,000
Carole E. Stone	0	over $100,000
Terence J. Toth	0	over $100,000
Margaret L. Wolff	0	$50,001-$100,000
Board Members/Nominees who are “interested persons” of the Fund
William Adams IV	$0	over $100,000
Margo L. Cook(2)	0	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Fund and in all Nuveen funds overseen by each Board Member/nominee.

(2)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees of the Fund, effective July 1, 2016.

A-1

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in the Fund as of December 31, 2016. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	Core Equity

Board Members/Nominees who are not “interested persons” of the Fund
Jack B. Evans	0
William C. Hunter	0
David J. Kundert	0
Albin F. Moschner(2)	0
John K. Nelson	0
William J. Schneider	0
Judith M. Stockdale	0
Carole E. Stone	0
Terence J. Toth	0
Margaret L. Wolff	0
Board Members/Nominees who are “interested persons” of the Fund
William Adams IV	0
Margo L. Cook(2)	0
All Board Members/Nominees and Officers as a Group	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees of the Fund, effective July 1, 2016.

A-2

APPENDIX B

List of Beneficial Owners Who Own 5% or More of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned 5% or more of any class of shares for the Fund as of March 21, 2017:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Core Equity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,044,032	19.00%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before March 21, 2017.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

B-1

APPENDIX C

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUND

Similar Fund	Average Fee Rate	Net Assets (as of 12/31/2016)
None	N/A	N/A

C-1

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS OF SUB-ADVISER

The following table sets forth the name, position and principal occupation of each executive officer and each director of INTECH as of February 28, 2017:

Principal Executive Officer and Directors
Name(1)	Position with Sub-Adviser(2)
Adrian Banner	Chief Executive Officer, Chief Investment Officer, and Working Director
Lance V. Campbell	Chief Financial Officer and Executive Vice President
Patricia Flynn	Chief Compliance Officer and Senior Vice President
Brennan A. Hughes	Vice President
Bruce L. Koepfgen	Executive Vice President and Working Director
David R. Kowalski	Vice President
Karlene Lacy	Vice President
Vassilios Papathanakos	Deputy Chief Investment Officer and Executive Vice President
David Schofield	President, International Division and Working Director
Richard M. Weil	Working Director
Justin B. Wright	General Counsel, Chief Operating Officer, and Executive Vice President

(1)	The business address for each officer and director is 25 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401.
(2)	None of Core Equity’s officers or Board Members are officers, employees, directors, general partner or shareholders of INTECH.

D-1

APPENDIX E

FORM OF NEW SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this          day of                  2017 by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a federally registered investment adviser (“Manager”), and INTECH Investment Management LLC, a Delaware limited liability company and a federally registered investment adviser (“INTECH” or “Sub-Adviser”).

WHEREAS, Manager serves as the investment manager for the Nuveen Core Equity Alpha Fund (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, Manager desires to retain Sub-Adviser to furnish investment advisory services for a certain designated portion of the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of Fund’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the Fund’s initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, consistent with the investment objectives and restrictions of the Fund described therein and as they may subsequently be changed by the Fund’s Board of Trustees and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. Manager will provide Sub-Adviser with current copies of the Fund’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any written objectives, policies, procedures or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Manager shall arrange for the Fund’s custodian to forward to Sub-Adviser or Sub-Adviser’s designated proxy agent on a timely basis copies of all proxies and shareholder communications relating to securities in which assets of the Fund’s investment portfolio allocated by Manager to Sub-Adviser are invested. The Sub-Adviser will vote all such proxies delivered to Sub-Adviser or Sub-Adviser’s designated proxy agent consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act.

Sub-Adviser further agrees that, subject to the provisions of Section 9 hereof, it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)

will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser, the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

d)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Manager and will furnish Manager and Fund’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

e)	The Sub-Adviser is prohibited from consulting with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.	Representations of Manager. Manager hereby represents that it:

a)	is registered as an investment adviser under the 1940 Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

4.	Representations of Sub-Adviser. Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee calculated based on the Sub-Adviser’s allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings, if any) in accordance with the following schedule:

Daily Net Assets	Sub-Adviser’s Annual Fee Rate
Up to $100 million	0.400%
$100 million to $250 million	0.325%
$250 million to $500 million	0.275%
$500 million to $1 billion	0.250%
$1 billion and over	0.200%

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund’s Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 6 without the express written consent of the Sub-Adviser.

7.	Investment Restrictions. During the term of this Agreement, the Sub-Adviser will not invest in common stock issued by Nuveen Investments, Inc., CUSIP 67090F106.

8.

Services to Others. Manager understands, and has advised Fund’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to other investment portfolios including investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. IN-

TECH shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Manager’s code of ethics, unless specifically adopted by INTECH.

9.	Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

10.	Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date that it is approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2018 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Manager. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

11.	INTECH Name. Manager shall furnish to Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. Manager shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

12.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Manager:	If to the Sub-Adviser:

Nuveen Fund Advisors, LLC	INTECH Investment Management LLC
333 West Wacker Drive	525 Okeechobee Boulevard, Suite 1800
Chicago, Illinois 60606	West Palm Beach, Florida 33401
Attention: General Counsel	Attention: General Counsel

or such address as each such party may designate for the receipt of such notice.

13.	Limitations on Liability. All parties hereto are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

14.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC	INTECH Investment Management LLC

By:	By:
Name:	Name:
Title: Managing Director	Title:

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JCE 0517

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
333 West Wacker Drive
Chicago, Illinois, 60606
on May 26, 2017

Please detach at perforation before mailing.

NUVEEN CORE EQUITY ALPHA FUND
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2017

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Core Equity Alpha Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Core Equity Alpha Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on May 26, 2017 at 11:00 a.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Core Equity Alpha Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CEA_28717_031617

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on May 26, 2017.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:	☒

+
A	Proposals	THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSALS.

1.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

				FOR	WITHHOLD	FOR ALL
Class II				ALL	ALL	EXCEPT

01. William Adams IV	02. David J. Kundert	03. John K. Nelson	04. Terrence J. Toth	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	Approval of New Sub-Advisory Agreement: To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and INTECH Investment Management LLC.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

608999900109999999999

xxxxxxxxxxxxxx	CEA 28717	M	xxxxxxxx	+